FIRST FINANCIAL FUND, INC.
                                One Seaport Plaza
                            New York, New York 10292

                                 ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 ----------------


                                October 30, 1996
To our Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of First Financial Fund, Inc. ("Fund") will be held on October 30, 1996 at 9:00 a.m., at One Seaport Plaza, 199 Water Street, New York, New York 10292, for the following purposes:

    (1) To elect one Class III director and one Class I director to serve until 1998 and 1999, respectively;

    (2) To approve a change to the Fund's fundamental investment limitation on borrowing;

    (3) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending March 31, 1997; and

    (4) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only holders of common stock of record at the close of business on August 16, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                           By order of the Board of Directors,



                                           ARTHUR J. BROWN
                                           Secretary


Dated: September 6, 1996


- --------------------------------------------------------------------------------

          YOUR VOTE IS IMPORTANT-PLEASE RETURN YOUR PROXY CARD PROMPTLY

    STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

- --------------------------------------------------------------------------------

                           FIRST FINANCIAL FUND, INC.
                                One Seaport Plaza
                            New York, New York 10292

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                         Annual Meeting of Stockholders
                                October 30, 1996

                                  INTRODUCTION

    This Proxy Statement is furnished to the stockholders of First Financial Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on October 30, 1996 at 9:00 a.m. at One Seaport Plaza, New York, New York 10292. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

    If the enclosed form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later dated Proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a Proxy, shares will be voted FOR the election of the nominees for directors and FOR the other Proposals.

    The close of business on August 16, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date, the Fund had 15,623,077 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy first will be mailed to stockholders on or about September 10, 1996.

    The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying Proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or personal interview by regular employees of Prudential Mutual Fund Management, Inc., the Fund's administrator ("Administrator") or the Administrator's affiliate, Prudential Securities Incorporated ("Prudential Securities"). All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses, including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. In addition, Shareholder Communications Corporation may be engaged to solicit stockholders on behalf of the Fund at an anticipated cost of approximately $25,000, which will be borne by the Fund. The presence at the Meeting, in person or by proxy, of stockholders entitled to vote a majority of the shares outstanding is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of Proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. In such case, the persons named as proxies will vote those Proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    As of July 31, 1996, Tiger Management L.L.C. ("Tiger"), a registered investment adviser, whose business address is 101 Park Avenue, New York, New York 10178, beneficially owned in the aggregate 173,600 shares of the Fund's common stock, representing approximately 1.1% of the Fund's total outstanding common stock entitled to vote. In addition, Tiger Performance L.L.C., a registered investment adviser, beneficially owns 1,001,302 shares of the Fund's common stock representing approximately 6.4% of the Fund's total outstanding stock entitled to vote. Panther Management Company, L.P., a registered investment adviser, on behalf of Panther Partners L.P., is the indirect beneficial owner of 67,144 shares of the Fund's common stock, representing approximately 0.4% of the Fund's total outstanding common stock entitled to vote. Mr. Julian Robertson, controlling person of the above filing entities, is the direct beneficial owner of 11,104 shares of the Fund's common stock, representing approximately .07% of the total outstanding. With the exception of Mr. Robertson, who has sole voting and investment power over the shares of which he is the direct beneficial owner, each of the entities have shared voting and investment power with respect to their shares. This information is based on information filed by Tiger with the Securities and Exchange Commission on
Schedule 13G.

    As of August 1, 1996, Cramer Rosenthal McGlynn, Inc. ("Cramer"), a registered investment adviser, whose business address is 520 Madison Ave., 35th Floor, New York, New York 10022, beneficially owned in the aggregate 1,244,369 shares of the Fund's common stock, representing approximately 7.9% of the Fund's total outstanding common stock entitled to vote. Cramer has shared voting and investment power with respect to these shares. This information is based on information received by the Fund from Cramer. Management does not know of any other person or group who owned beneficially 5% or more of the Fund's outstanding common stock on or about the record date.

                              ELECTION OF DIRECTORS

                                 Proposal No. 1

    The Fund's Board of Directors has nominated the individuals identified below for election to the Fund's Board. The nomination of this group of nominees to serve as Board Members of the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund and of certain other investment companies that are administered or managed by the Fund's Administrator (collectively referred to as the "Investment Companies"). Under this plan, four board clusters will be created for the Investment Companies allowing for the Investment Companies in each cluster to hold joint board and shareholder meetings. Specifically, such an arrangement will allow the Fund to hold joint board and shareholder meetings with certain of the other Investment Companies that would, if this proposal is approved, be served by the same Boards of Directors. This plan was developed by the Advisory Group of Independent Directors/Trustees ("Advisory Group"), comprised of current board members of the Investment Companies, who are not "interested persons" of such companies, as defined in the 1940 Act, with the advice of their counsel, and assisted by representatives of the Administrator. The Advisory Group considered various matters related to the management and governance of the Investment Companies and made recommendations to their Boards, including proposals concerning the number of mutual fund boards, the size and composition of such boards, retirement policies and related matters. These proposals were considered and actions consistent with them were adopted by the Fund's Board at a meeting on February 8, 1996.

    The Fund's Board believes that coordinated governance through this Board restructuring will benefit the Fund. Despite some recent consolidations, the Investment Companies have grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new Investment Companies intended to serve a wide variety of investment needs. The Advisory Group concluded that the Investment Companies, including the Fund, would operate more effectively and economically with fewer boards. The Administrator currently administers or manages 70 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies with over 12 different board structures (clusters). The Advisory Group recommended that the number of Board clusters be reduced from the present level to four. The Fund would be part of a cluster including funds with outside (non-Prudential) advisers or subadvisers. Wellington Management Company ("Wellington Management" or "Investment Adviser") serves as the Fund's investment adviser. The Board believes that adoption of the Advisory Group's recommendation would result in greater efficiencies through the holding of joint board and shareholder meetings. Also, the Board believes that coordinated governance reduces the possibility that the separate boards of the Investment Companies might arrive at conflicting decisions regarding the operations and management of the Investment Companies and avoids costs resulting from conflicting decisions.

    Moreover, the Fund's Board believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the restructured Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Two of the three nominees have no affiliation with the Administrator or Wellington Management and would be independent Board members. Independent Board members are charged with special responsibilities, among other things, to approve advisory and similar agreements between the Fund and management. Currently, they also constitute the members of the Board's audit committee. In the course of their duties, Board members must review and understand large amounts of technical and financial material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board member for one or more funds within the Prudential Mututal Fund complex and understands the operations of the complex.

    Under the plan, the Fund's Board of Directors will continue to be divided into three classes with the director of each class serving for a term of three years and until his or her successor is elected and qualified. Such classification of the Fund's directors generally helps to promote the continuity and stability of the Fund's management and policies. Although the Board recognized that the nomination of new directors, together with the anticipated resignations of certain current directors could detract from the achievement of this objective, the Board considered the fact that, if this proposal is approved, only one new individual would be added to the Board, and the terms of two sitting directors would continue. The Board members concluded that this ensured sufficient continuity and stability.

    The following persons have been designated a board cluster with respect to this Fund under the plan: Eugene C. Dorsey, Douglas H. McCorkindale and Thomas
T. Mooney. Because Mr. Mooney currently serves as a Class II director with a term expiring in 1997, he will not be up for election as a Fund director this year. Mr. Mooney has served on the Fund's Board since inception. Mr. Dorsey, who was appointed to the Fund's Board on February 8, 1996 to fill a vacancy created by the resignation of Mr. Daniel S. Ahearn, and has served in that capacity since that time, is a Class I director with a term expiring in 1996. Thus, he will be up for re-election at this meeting. In accordance with the plan, Mr.
Beach, a Class I director with a term expiring in 1996, will not stand for re-election. Mmes. Smith and Teeters, each a Class III director with a term expiring in 1998, will step down from their positions following the election of the nominees, as listed above. Consequently, Mr. McCorkindale is the sole nominee for election as a Class III director at this meeting.

    It is the intention of the persons named in the enclosed form of Proxy, in accordance with the plan, to vote in favor of the election of Mr. Dorsey as nominee for a Class I director and Mr. McCorkindale as nominee for a Class III director. Messrs. Dorsey and McCorkindale have consented to serve as directors, if elected. The Board of Directors has no reason to believe that the nominees will become unavailable for election, but if that should occur before the meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

    No nominee or director is related to any other nominee or director. The following tables set forth certain information regarding each nominee or director of the Fund. Unless otherwise noted, each nominee or director has engaged in the principal occupation listed in the following table for five years or more.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 1996 ANNUAL MEETING


                                                                                                                      Shares of
                                                                                                                    Common stock
                    Name, age, business experience                                                                    owned on
            during the past five years and other directorships                     Position with the Fund         August 30, 1996(a)
            --------------------------------------------------                     ----------------------         ------------------

CLASS I (term expiring in 1996)

Eugene C. Dorsey (69), Retired president, Chief Executive Officer and Trustee of           Director                       0
 the Gannett  Foundation (now Freedom Forum);  former  Publisher of four Gannett newspapers and Vice President of Gannett  Company;  past chairman,  Independent
 Sector, Washington,  D.C. (national coalition of philanthropic  organizations);
 former  Chairman  of  the  American  Council  for  the  Arts;  Director  of the
 AdvisoryBoard  of Chase  Manhattan  Bank of  Rochester;  Director of Prudential
 Diversified Bond Fund, Inc.,  Prudential  Equity Fund, Inc.,  Prudential Europe
 Growth  Fund,  Inc.,  Prudential   Institutional  Liquidity  Portfolio,   Inc.,
 Prudential Jennison Fund, Inc., Prudential Mortgage Income Fund, Inc., The High
 Yield Income Fund, Inc. and First Financial Fund,  Inc.;  Trustee of Prudential
 California  Municipal  Fund,  Prudential  Municipal  Series Fund and The Target
 Portfolio Trust.


CLASS III (term expiring in 1998, if elected)

*Douglas H. McCorkindale (57), Vice Chairman,  Gannett Co. Inc.  (publishing and           Nominee                        0
 media) (since March 1984);  Director of Gannett Co. Inc., Frontier Corporation,
 Continental Airlines, Inc., Prudential Distressed Securities,  Inc., Prudential
 Global  Genesis  Fund,  Inc.,   Prudential  Global  Natural  Resources,   Inc.,
 Prudential  Multi-Sector  Fund, Inc. and The Global Government Plus Fund, Inc.;
 Trustee of  Prudential  Allocation  Fund,  Prudential  Equity  Income  Fund and
 Prudential Municipal Bond Fund.



                                               INFORMATION REGARDING DIRECTOR WHOSE TERM CONTINUES



                                                                                                                      Shares of
                                                                                                                    Common stock
                    Name, age, business experience                                                                    owned on
            during the past five years and other directorships                     Position with the Fund         August 30, 1996(a)
            --------------------------------------------------                     ----------------------         ------------------

CLASS III (term expiring in 1997)

Thomas T. Mooney  (54),  President  of the Greater  Rochester  Metro  Chamber of           Director                     1,647
 Commerce;  former  Rochester City Manager;  Trustee of Center for  Governmental
 Research,  Inc.;  Director  of Blue Cross of  Rochester,  Monroe  County  Water
 Authority,  Rochester Jobs, Inc., Executive Service Corps of Rochester,  Monroe
 County Industrial  Development  Corporation,  Northeast Midwest Institute,  The
 Business  Council of New York State,  Global  Utility  Fund,  Inc.,  Prudential
 Distressed  Securities Fund,  Inc.,  Prudential  Equity Fund, Inc.,  Prudential
 Global Genesis Fund,  Prudential  Global Natural  Resources,  Inc.,  Prudential
 Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential
 Multi-Sector Fund, Inc., First Financial Fund, Inc., The Global Government Plus
 Fund,  Inc.,  The Global Total Return Fund,  Inc. and The High Yield Plus Fund,
 Inc.; Trustee of Prudential  Allocation Fund,  Prudential  California Municipal
 Fund,  Prudential  Equity  Income  Fund,  Prudential  Municipal  Bond  Fund and
 Prudential Municipal Series Fund.

- ------------------
  * Indicates "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. McCorkindale is deemed to be an "interested person" by reason of limited partnership holdings in two investment vehicles managed by an affiliate of the Investment Adviser.

(a) For this purpose, "beneficial ownership" is defined in the regulations under
    Section 13(d) of the Securities Exchange Act of 1934 ("1934 Act"). The information is based on statements furnished by Prudential Mutual Fund Management, Inc. and the nominees.


    The directors and officers of the Fund as a group (seven persons) owned beneficially less than 1% of the outstanding shares of the Fund as of August 30, 1996. This includes shares shown with respect to current directors in the tables above.

    Under Section 16(a) of the 1934 Act, Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of the Investment Adviser are required to report their transactions in the Fund's common stock to the SEC, New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 1996, all filing requirements applicable to such persons were complied with.

Board of Directors and Committee Meetings.

    The Board of Directors met four times during the Fund's fiscal year ended March 31, 1996, and each director, during the time he or she served, attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member. The Board of Directors has an Audit Committee currently composed of Messrs. Beach*, Dorsey and Mooney and Mmes. Smith and Teeters. Mr. Beach is deemed to be an "interested person" of the Fund because he is an officer of the Fund. The Audit Committee also reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended March 31, 1996. The Board of Directors does not have a standing nominating or compensation committee.

Officers of the Fund

    The officers of the Fund, other than as shown above who also serve as directors, are:

    Arthur J. Brown (age 47)-Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm). Kirkpatrick & Lockhart serves as counsel to the Fund and to Wellington Management Company on certain matters.

    Stephanie A. Djinis (age 32)-Assistant Secretary; Partner, Kirkpatrick & Lockhart LLP.

    Mr. Brown has held office since May 1, 1986. Ms. Djinis was appointed an officer of the Fund on February 14, 1990. The officers of the Fund are elected annually by the Board of Directors at its next meeting following the annual meeting of stockholders.

Compensation of Directors

    As recommended by the Advisory Group, the compensation paid to the Board members will change. The Advisory Group has recommended that, initially, under the new structure, each Board member who is not an officer or employee of the Investment Adviser receive annual fees in the aggregate of $25,000 for this Board cluster which also includes four other investment companies not subject to this proxy statement. There will be no additional compensation for serving on committees or for attending meetings. For the most part, on a Fund by Fund basis, Directors' fees in the aggregate will not be higher than they are currently. Board members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. The annual Board fees per Fund and per cluster are subject to the approval of the new
Boards upon their election. Shareholders are not being asked to vote on these fees. Thereafter, annual Board fees may be reviewed periodically and changed by each Fund's Board.

     The table below includes certain information relating to the compensation of the Fund's directors paid by the Fund for the fiscal year ended March 31, 1996, as well as information regarding compensation from the "Fund Complex," as defined below, for the calendar year ended December 31, 1995.


- ------------------------------------------------------------------------------------------------------------------------------------

                               Compensation Table

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Pension or                          Total
                                                                                       Retirement                       Compensation
                                                                                        Benefits        Estimated         From the
                                                                                       Accrued as         Annual          Fund and
                                                                    Aggregate          Part of the       Benefits         the Fund
                                                                  Compensation           Fund's            Upon         Complex Paid
Name of Director                                                  From the Fund         Expenses        Retirement      to Directors
- ------------------------------------------------------------------------------------------------------------------------------------
Edward D. Beach                                                      $8,000               NONE             N/A           $24,000(3)*
- ------------------------------------------------------------------------------------------------------------------------------------
Eugene C. Dorsey+                                                     NONE                NONE             N/A            10,000(1)*
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas T. Mooney                                                     $9,500               NONE             N/A            28,500(3)*
- ------------------------------------------------------------------------------------------------------------------------------------
Robin B. Smith+                                                      $8,000               NONE             N/A            34,000(4)*
- ------------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters                                                     $8,000               NONE             N/A            16,000(2)*
- ------------------------------------------------------------------------------------------------------------------------------------

* Parenthetical indicates number of funds in the Fund Complex (including the Fund) to which aggregate compensation relates.
+ All  compensation from the  Fund and  Fund Complex for the calendar year ended
  December 31, 1995 represents deferred compensation. Aggregate compensation for that period from the Fund Complex, including accrued interest, amounted to approximately, $11,355.09 for Mr. Dorsey and $38,639.35 for Ms. Smith. Ms. Smith's compensation from the Fund for its fiscal year ended March 31, 1996, including accrued interest, amounted to $8,615.71.

    Directors must be elected by a vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereupon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

        CHANGES TO FUND'S FUNDAMENTAL INVESTMENT LIMITATION ON BORROWING

                                 Proposal No. 2

    At the May 9, 1996 meeting of the Fund's Board of Directors, the Investment Adviser recommended that the Board approve changes to the Fund's investment limitation on borrowing, subject to approval by the Fund's shareholders. The Directors believe that the proposed limitation will provide the Investment Adviser greater flexibility without materially affecting the Fund's current investment practices.

    As proposed to be amended, the Fund's fundamental investment limitation on borrowing would provide as follows:

        The Fund will not issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act"), and then not in excess of 33-1/3% of its total assets (including the amount borrowed but reduced by any liabilities not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


    Currently, the Fund may borrow an amount up to 10% of its total assets. The purpose of this proposed investment limitation is to increase the Fund's borrowing capability from 10% to 33-1/3% of the value of its total assets, under normal circumstances, the maximum permitted under the Investment Company Act of 1940. Amendment of the current investment limitation, as proposed, is not expected to affect the types of securities in which the Fund invests; however, it will allow the Investment Adviser greater flexibility in the management of the Fund's portfolio as well as its liquidity needs. One purpose for the additional borrowing would be to enable the Fund to meet its cash dividend payment obligations at year-end, which can be difficult to predict with certainty in advance, without having to liquidate portfolio holdings. Such flexibility would also allow the Fund to be able to take greater advantage of investment opportunities in the marketplace and increase its exposure to securities of the financial entities in which it primarily invests.

    Additional leveraging of the Fund, however, creates additional investment risks for the shareholders of the Fund. For example, leveraging has the effect of exaggerating any increase or decrease in the value of the Fund's portfolio; the costs of borrowing may and would likely exceed the income from the portfolio securities purchased with the borrowed money; a decline in net asset value will result if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including the cost of borrowing); a decline in net asset value could affect the Fund's ability to make dividend payments; a failure by the Fund to pay dividends or make distributions could result in a failure by the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended; and if the asset coverage for the Fund's borrowings declines to less than 300% as a result of market fluctuations or otherwise, the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

    Taking into consideration these risks, as well as the potential benefits of the revised limitations, the Board has determined that these changes to the Fund's fundamental investment limitation on borrowing would enhance the investment flexibility of the Investment Adviser and has recommended that they be submitted to shareholders for approval.

    Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

THE BOARD OF DIRECTORS  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2

                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                 Proposal No. 3

    The Board of Directors, including a majority of those directors who are not interested persons (as such term is defined in the 1940 Act) of the Fund or the Investment Adviser ("Independent Directors"), unanimously selected Deloitte & Touche LLP as independent accountants for the Fund for the fiscal year ending March 31, 1997. Such appointment is now subject to ratification or rejection by stockholders of the Fund. In addition, as required by the 1940 Act, the vote of the Board of Directors is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities (as such term is defined in the 1940 Act) to terminate such engagement without penalty at any meeting called for the purposes of voting thereon. Deloitte & Touche LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.

    The Fund's financial statements for the fiscal year ended March 31, 1996 were examined by Deloitte & Touche LLP as the Fund's independent public accountants. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered, and will report to the Board of Directors concerning all such services after they have been performed.

    The affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

                                  OTHER MATTERS

    No business, other than as set forth above is expected to come before the Meeting. Should either of the nominees named above unexpectedly become unavailable for election, or should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                          WELLINGTON MANAGEMENT COMPANY

    Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts general partnership of which the following persons are managing partners: Robert
W. Doran, Duncan M. McFarland, and John R. Ryan. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 1996, the Investment Adviser held discretionary investment authority over approximately $114 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator. Prudential Mutual Fund Management, Inc., the Fund's Administrator, is located at One Seaport Plaza, New York, New York 10292.

                              STOCKHOLDER PROPOSALS

    If a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 1997 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at One Seaport Plaza, New York, New York 10292 by January 30, 1997.

    Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitation under the federal securities laws.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Fund, at One Seaport Plaza, New York, New York 10292, whether other persons are beneficial owners of shares for which Proxies are being solicited and if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of shares.

                                       By Order of the Board of Directors,



                                       ARTHUR J. BROWN
                                         Secretary
Dated: September 6, 1996

(Left Column)
- -------------------------
First Financial Fund, Inc.
Proxy
Statement


(Right Column)

First
Financial
Fund, Inc.

Notice of
Annual Meeting
to be held on
October 30, 1996
and
Proxy Statement

                                      PROXY

                           FIRST FINANCIAL FUND, INC.
                                One Seaport Plaza
                            New York, New York 10292

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Edward D. Beach and Arthur J. Brown as Proxies, each with the power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse side of this card, all the shares of common stock of First Financial Fund, Inc. (the Fund) held of record on August 16, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.



HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?


- ----------------------------------       --------------------------------------

- ----------------------------------       --------------------------------------

- ----------------------------------       --------------------------------------


                                      PROXY

                           FIRST FINANCIAL FUND, INC.
                                One Seaport Plaza
                            New York, New York 10292

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Edward D. Beach and Arthur J. Brown as Proxies, each with the power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse side of this card, all the shares of common stock of First Financial Fund, Inc. (the Fund) held of record on August 16, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.



HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?


- ----------------------------------       --------------------------------------

- ----------------------------------       --------------------------------------

- ----------------------------------       --------------------------------------

(Left Column)


- --
X  PLEASE MARK VOTES
- -- AS IN THIS EXAMPLE


                                 FIRST FINANCIAL
                                    FUND, INC.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.


                                                           ---------------------
Please be sure to sign and date this Proxy.                Date
- --------------------------------------------------------------------------------


Shareholder sign here                                 Co-owner sign here
- --------------------------------------------------------------------------------


(Right Column)


The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" each of the following Proposals:



                                                             With-      For All
                                                    For      hold        Except
1. ELECTION OF DIRECTORS                           -----     -----       -----
   Nominees:
                                                   -----     -----       -----

                  Eugene C. Dorsey and Douglas H. McCorkindale

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominees name. Your shares will be voted for the remaining nominee(s).

                                                    For      Against     Abstain

2. To   approve   a   change   to  the   Fund's    -----      -----       -----
   fundamental    investment    limitation   on
   borrowing:                                      -----      -----       -----


                                                    For      Against     Abstain

3. To ratify the selection of Deloitte & Touche    -----      -----       -----
   LLP as independent  public  accountants  for
   the fiscal year ending March 31, 1997.          -----      -----       -----


4. To consider and act upon such other business    -----      -----       -----
   as may properly  come before the meeting and
   any adjournments thereof.                       -----      -----       -----


Mark box at right if comments  or address  change have been               -----
noted on the reverse side of this card.
                                                                          -----


RECORD DATE SHARES:


(Left Column)


- --
X  PLEASE MARK VOTES
- -- AS IN THIS EXAMPLE


                                 FIRST FINANCIAL
                                    FUND, INC.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.


                                                           ---------------------
Please be sure to sign and date this Proxy.                Date
- --------------------------------------------------------------------------------


Shareholder sign here                                 Co-owner sign here
- --------------------------------------------------------------------------------


(Right Column)


The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" each of the following Proposals:



                                                             With-      For All
                                                    For      hold        Except
1. ELECTION OF DIRECTORS                           -----     -----       -----
   Nominees:
                                                   -----     -----       -----

                  Eugene C. Dorsey and Douglas H. McCorkindale

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominees name. Your shares will be voted for the remaining nominee(s).

                                                    For      Against     Abstain

2. To   approve   a   change   to  the   Fund's    -----      -----       -----
   fundamental    investment    limitation   on
   borrowing:                                      -----      -----       -----

                                                    For      Against     Abstain

3. To ratify the selection of Deloitte & Touche    -----      -----       -----
   LLP as independent  public  accountants  for
   the fiscal year ending March 31, 1997.          -----      -----       -----


4. To consider and act upon such other business    -----      -----       -----
   as may properly  come before the meeting and
   any adjournments thereof.                       -----      -----       -----


Mark box at right if comments  or address  change have been               -----
noted on the reverse side of this card.
                                                                          -----


RECORD DATE SHARES:

                      Kirkpatrick & Lockhart
                 1800 Massachusetts Avenue, N.W.
                           Second Floor
                      Washington, D.C. 20036

(202) 778-9252

                         August 27, 1996

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549-1004

Attention: Filing Desk - Stop 1-4

    Re:  Preliminary Proxy Materials
         First Financial Fund, Inc.
         ---------------------------

Commissioners:

     Enclosed for filing is a Preliminary Proxy Statement and Proxy Card for the Annual Meeting of Stockholders of First Financial Fund, Inc. The meeting will be held on October 30, 1996. It is anticipated that these materials will first be mailed to shareholders on or about September 7, 1996.

     Please call me at 202/778-9252 if you have any questions regarding this filing.

     Please acknowledge acceptance of this filing via CompuServe electronic mail.

                              Sincerely yours,



                              Stephanie A. Djinis

Enclosures

cc:  Robert Nisi
     Arthur J. Brown, Esq.